                                                                   Exhibit 10.62

                                LETTER AGREEMENT

                                    BETWEEN;

LONNIE HAYWARD, a resident of 7120 205 Street, Langley, BC., Canada. V2Y 1T1

                                      AND,

AQUATIC CELLULOSE INTERNATIONAL CORP, a Nevada Corporation in good standing and publicly traded on the Pink Sheet trading exchange.



I Lonnie Hayward agree to accept the amount of ONE MILLION THREE HUNDRED FIFTY THOUSAND (1,350,000) Series A Convertible Preferred shares as settlement of the Aquatic Cellulose International Corp obligation to make me a twenty seven percent stake holder in the Company's issued and outstanding shares. I acknowledge the value of these shares has been calculated using the April 20, 2007, market price of $0.022 and that further dilution of the Company's common stock that will occur as a result of the conversion of the Series A Convertible Preferred Stock will likely result in a corresponding reduction in the market price of the stock.

I recognize that my Series A Convertible Preferred shares will bear all the rights and privileges as set forth in the Certificate of Designation filed with the Nevada Secretary of State and included as "Exhibit A" to this letter agreement.


IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF April 20, 2007.

EXECUTED THIS _20_ DAY OF APRIL, 2007.


AQUATIC CELLULOSE                                 LONNIE HAYWARD
INTERNATIONAL CORP
                                                  /S/ Lonnie Hayward
/S/ Sheridan Westgarde                            ------------------------------
------------------------                          Lonnie Hayward
Sheridan B. Westgarde, CEO

                                LETTER AGREEMENT

                                    BETWEEN;

LONNIE HAYWARD, a resident of 7120 205 Street, Langley, BC., Canada. V2Y 1T1

                                      AND,

AQUATIC CELLULOSE INTERNATIONAL CORP, a Nevada Corporation in good standing and publicly traded on the Pink Sheet trading exchange.



I Lonnie Hayward agree to accept the amount of ONE HUNDRED SIXTY SIX THOUSAND ONE HUNDRED FIFTY ONE (166,151) Series A Convertible Preferred shares as settlement of the Aquatic Cellulose International Corp obligation owed to me for consulting and as recorded in the Company's accounts in Amounts Due Related Parties, as of March 31, 2007. I acknowledge the value of these shares has been calculated based on the April 20, 2007, market price of $0.022 in accord with the following formula;

         - ADRP - ($59,190 / $0.00584 [73.45% discount to the April 20, 2007 market price of $0.022]) / 61 = 166,151

I acknowledge that further dilution of the Company's common stock that will occur as a result of the conversion of the Series A Convertible Preferred Stock will likely result in a corresponding reduction in the market price of the stock.

I recognize that my Series A Convertible Preferred shares will bear all the rights and privileges as set forth in the Certificate of Designation filed with the Nevada Secretary of State and included as "Exhibit A" to this letter agreement.


IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF April 20, 2007.

EXECUTED THIS 20 DAY OF APRIL, 2007.

AQUATIC CELLULOSE                                 LONNIE HAYWARD
INTERNATIONAL CORP
                                                  /S/ Lonnie Hayward
/S/ Sheridan Westgarde                            ------------------------------
------------------------                          Lonnie Hayward
Sheridan B. Westgarde, CEO

                                LETTER AGREEMENT

                                    BETWEEN;

LONNIE HAYWARD, a resident of 7120 205 Street, Langley, BC., Canada. V2Y 1T1

                                      AND,

AQUATIC CELLULOSE INTERNATIONAL CORP, a Nevada Corporation in good standing and publicly traded on the Pink Sheet trading exchange.



I Lonnie Hayward agree to accept the amount of FORTY NINE THOUSAND TWO HUNDRED (49,200) Series A Convertible Preferred shares as settlement of all agreements with Aquatic Cellulose International Corp regarding the issuance of both stock and options, that was agreed upon, as bonus compensation for loans provided the Company. I acknowledge the value of these shares has been calculated based on the April 20, 2007, market price of $0.022 in accord with the following formula;

         - ($26,411 / $0.0088 [60% discount to the April 20, 2007 market price of $0.022]) / 61 = 49,200

I acknowledge that further dilution of the Company's common stock that will occur as a result of the conversion of the Series A Convertible Preferred Stock will likely result in a corresponding reduction in the market price of the stock.

I recognize that my Series A Convertible Preferred shares will bear all the rights and privileges as set forth in the Certificate of Designation filed with the Nevada Secretary of State and included as "Exhibit A" to this letter agreement.


IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF April 20, 2007.

EXECUTED THIS 20 DAY OF APRIL, 2007.

AQUATIC CELLULOSE                                 LONNIE HAYWARD
INTERNATIONAL CORP
                                                  /S/ Lonnie Hayward
/S/ Sheridan Westgarde                            ------------------------------
------------------------                          Lonnie Hayward
Sheridan B. Westgarde, CEO